                                                                    EXHIBIT 25.1


================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)

                                   ----------

                        SEAGATE TECHNOLOGY INTERNATIONAL
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          98-0182115
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

7000 Ang Mo Kio Avenue #5

Singapore                                               569877
(Address of principal executive offices)                (Zip code)

                                     New SAC
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          98-0230396
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                           Seagate Technology Holdings
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          98-0232277
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                    Seagate Technology China Holding Company
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          98-0182119
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        Seagate Technology Asia Holdings
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          98-0336209
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                          Seagate Technology (Ireland)
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          N/A
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                  Seagate Technology (Malaysia) Holding Company
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          N/A
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                       Seagate Technology Media (Ireland)
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          N/A
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                                                                    EXHIBIT 25.1

                      Seagate Technology Far East Holdings
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          N/A
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        Seagate Technology (Philippines)
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          N/A
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        Seagate Technology (SAN) Holdings
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          N/A
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                Seagate Removable Storage Solutions International
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          98-0229623
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                  Seagate Removable Storage Solutions Holdings
               (Exact name of obligor as specified in its charter)

Cayman Islands                                          N/A
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                       Seagate Software (Cayman) Holdings
               (Exact name of obligor as specified in its charter)

Cayman Islands                                           77-0397623
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

c/o Maples & Calder
P.O. Box 309GT
Ugland House
South Church Street
George Town, Grand Cayman                                Cayman Islands
(Address of principal executive offices)                 (Zip code)

                               Quinta Corporation
               (Exact name of obligor as specified in its charter)

California                                               77-0426766
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                      Seagate Technology (US) Holding, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  77-0551570
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                             Seagate Technology LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   77-0545899
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

             Seagate Removable Storage Solutions (US) Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   77-0551572
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                                                    EXHIBIT 25.1

                                 Seagate US LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   77-0545987
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Redwood Acquisition Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                   52-2134904
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Seagate Technology HDD Holdings
               (Exact name of obligor as specified in its charter)

Cayman Islands                                             N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

920 Disc Drive
Scott Valley, California                                   95066-4544
(Address of principal executive offices)                   (Zip code)

                     Seagate Removable Storage Solutions LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0545900
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                 Seagate RSS LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0545902
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

1650 Sunflower Avenue
Costa Mesa, CA                                              92626
(Address of principal executive offices)                    (Zip code)

                             Crystal Decisions, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    77-0537234
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

895 Emerson St.
Palo Alto, CA                                               94301
(Address of principal executive offices)                    (Zip code)

                               XIOtech Corporation
               (Exact name of obligor as specified in its charter)

Minnesota                                                   41-1821093
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

6455 Flying Cloud Drive
Eden Prairie, MN                                            55344-3305
(Address of principal executive offices)                    (Zip code)

                              XIOtech (Canada) Ltd
               (Exact name of obligor as specified in its charter)

New Brunswick, Canada                                       N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

c/o Stewart McKelvey
Stirling Scales
44 Chipman Hill, 10th Floor
P.O. Box 7289
Stn. "A" Saint John, N.B.
Canada                                                      E2L456
(Address of principal executive offices)                    (Zip code)

                                                                    EXHIBIT 25.1

                            Crystal Decisions, Corp.
               (Exact name of obligor as specified in its charter)

New Brunswick, Canada                                       N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

840 Cambie Street
Vancouver, Canada                                           BC V6B 2M6
(Address of principal executive offices)                    (Zip code)

                              Nippon Seagate, Inc.
               (Exact name of obligor as specified in its charter)

Japan                                                       N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Tennoz Parkside Building 3F, 2-5-8
Higashi-Shinagawa, Shinagawa-ku
Tokyo, Japan                                                140-022
(Address of principal executive offices)                    (Zip code)

                          Nippon Seagate Software, Inc.
               (Exact name of obligor as specified in its charter)

Japan                                                       N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Bidgestone Bldg., 3rd Fl.,
2-13-12 Hirakawa-cho,
Chiyoda-Ku, Tokyo
Japan                                                       102-0093
(Address of principal executive offices)                    (Zip code)

                 Seagate Technology-Reynosa, S. de R.L. de C.V.
               (Exact name of obligor as specified in its charter)

Mexico                                                      N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Blvd. Montebello #737
Esq. Blvd. Chapultepec,
Parque Industrial Colonial,
Cd. Reynosa
Tamps, Mexico                                               88780
(Address of principal executive offices)                    (Zip code)

                        Seagate Distribution (UK) Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                    N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

1 Brewster Place,
Riverside Business Park,
Oldhall West
Irvine, Scotland                                            KA11 5DE
(Address of principal executive offices)                    (Zip code)

                    Seagate Singapore Distribution Pte. Ltd.
               (Exact name of obligor as specified in its charter)

Singapore                                                   N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Seagate AMK Bldg.,
7000 Ang Mo Kio
Avenue 5, Singapore                                         569877
(Address of principal executive offices)                    (Zip code)

                                                                    EXHIBIT 25.1

                     Crystal Decisions (Singapore) Pte. Ltd.
               (Exact name of obligor as specified in its charter)

Singapore                                                   N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

14 Science Park Drive
#03-02 The Maxwell,
Singapore
(Address of principal executive offices)                    (Zip code)

                      Seagate Technology (Thailand) Limited
               (Exact name of obligor as specified in its charter)

Thailand                                                    98-0182120
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

No. 1627 Moo 7 Teparuk Road,
Tambol Teparuk, Amphur Muang
Samutprakarn, Thailand                                      10270
(Address of principal executive offices)                    (Zip code)

                       Seagate Technology (Marlow) Limited
               (Exact name of obligor as specified in its charter)

England and Wales                                           N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Seagate House, Globe Park
Fieldhouse Lane,
Marlow Bucks, United Kingdom                                SL7 1LW
(Address of principal executive offices)                    (Zip code)

              Seagate Software Information Management Group Limited
               (Exact name of obligor as specified in its charter)

England and Wales                                           77-0465436
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

The Broadwalk #54
The Broadway Ealing
England                                                     W5 5JN
(Address of principal executive offices)                    (Zip code)

                                  -------------

                   12 1/2 % Senior Subordinated Notes Due 2007
                       (Title of the indenture securities)

================================================================================

                                                                    EXHIBIT 25.1


1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
        Name                                        Address
--------------------------------------------------------------------------------

        Superintendent of Banks of the       2 Rector Street, New York,
        State of New York                    N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York     33 Liberty Plaza, New York,
                                             N.Y.  10045

        Federal Deposit Insurance            Washington, D.C. 20429
        Corporation

        New York Clearing House              New York, New York   10005
        Association

        (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of April, 2001.

                                        THE BANK OF NEW YORK

                                        By: /s/  THOMAS E.TABOR
                                            ------------------------------------
                                            Name:  THOMAS E. TABOR
                                            Title: ASSISTANT VICE PRESIDENT